UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

ALLEGRO MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware		001-39675	46-2405937
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

955 Perimeter Road
Manchester,	New Hampshire		03103
(Address of principal executive offices)			(Zip Code)
(603) 626-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On March 30, 2023, Allegro MicroSystems, Inc. (the “Company”) entered into a Termination of the Distribution Agreement (the “Termination Agreement”) with Sanken Electric Co., Ltd. (“Sanken”). The Termination Agreement formally terminated the Distribution Agreement dated as of July 5, 2007, by and between the Company and Sanken (the “Distribution Agreement”), effective March 31, 2023. The Distribution Agreement provided Sanken the exclusive right to distribute the Company’s products in Japan. In connection with the termination of the Distribution Agreement and as provided for in the Termination Agreement, the Company made a one-time payment of $5,000,000 to Sanken in exchange for the cancellation of Sanken’s exclusive distribution rights in Japan.
On March 30, 2023, the Company’s wholly owned subsidiary, Allegro MicroSystems, LLC, and Sanken also entered into a Distribution Agreement (the “Short-Term Distribution Agreement”) and a Consulting Agreement (the “Consulting Agreement”), each of which were effective April 1, 2023 (the “Effective Date”). The Short-Term Distribution Agreement provides for the management and sale of Company product inventory for a period of twenty-four months from the Effective Date. Under the terms of the Consulting Agreement, Sanken agreed to continue to provide transition services for a period of six months from the Effective Date to a strategic customer as orders for the customer are transitioned from Sanken to the Company, and the Company agreed to pay Sanken for providing these transition services.
Sanken is the Company’s largest stockholder, holding a majority of the Company’s issued and outstanding common stock. The arrangements with Sanken were reviewed and approved by the Company’s Audit Committee of the Board of Directors pursuant to the Company’s Related Person Transaction Policy and Procedures.
The foregoing descriptions of the Termination Agreement, the Short-Term Distribution Agreement and the Consulting Agreement do not purport to be complete and are qualified in its entirety by reference to the complete text of the Termination Agreement, the Short-Term Distribution Agreement and the Consulting Agreement, copies of which are filed as Exhibit 10.1, 10.2 and 10.3, respectively, hereto and incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
The information regarding the Termination Agreement set forth in Item 1.01 is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Termination of the Distribution Agreement by and between Allegro MicroSystems, Inc. and Sanken Electric Co., Ltd., effective March 31, 2023.
Exhibit 10.2*	Distribution Agreement by and between Allegro MicroSystems, LLC and Sanken Electric Co., Ltd., effective April 1, 2023.
Exhibit 10.3*	Consulting Agreement by and between Allegro MicroSystems, LLC and Sanken Electric Co., Ltd., effective April 1, 2023.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
* Portions of this exhibit (indicated by “[XXX]”) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because they are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date:	April 5, 2023	By:	/s/ Sharon S. Briansky
Sharon S. Briansky
Senior Vice President, General Counsel and Secretary